                                                                      EXHIBIT 99

             MCDATA ACQUIRES SANAVIGATOR BUSINESS FOR $29.75 MILLION

        ASSET ACQUISITION BUILDS LEADERSHIP EDGE FOR MCDATA'S ENTERPRISE
                        SOLUTIONS ARCHITECTURE PLATFORM

BROOMFIELD, COLO. AND SAN JOSE, CALIF. - SEPTEMBER 5, 2001 - McDATA Corporation (Nasdaq: MCDTA/MCDT), the worldwide leader in open storage networking solutions, and SANavigator, Inc., the storage network management software subsidiary of Western Digital Corp. (NYSE: WDC), today announced they have signed a definitive agreement in which McDATA will acquire from Western Digital substantially all of the assets of SANavigator, Inc., including its SAN management software, for $29.75 million in cash. The asset acquisition supports McDATA's recently announced Enterprise Solutions Architecture and its commitment to bring customers integrated software solutions that simplify and optimize their core-to-edge enterprise storage networks.

"With the acquisition of SANavigator, McDATA takes a clear leadership position as the only company offering storage network management software that provides visibility and discovery in a multi-vendor fabric environment," said Jack McDonnell, CEO, McDATA. "The acquisition of SANavigator, which will operate as an independent subsidiary, underscores our commitment to interoperability. The acquisition complements our existing software products and technology, provides us with assets that expand our leadership in the emerging open storage network software market, and accelerates our time to market with totally integrated fabric management software solutions."

ANTICIPATED BENEFITS OF THE TRANSACTION

     o    Strategically fits with McDATA vision and software mission

     o    Achieves realizable value from acquired assets and resources

     o Provides accretion to McDATA earnings per share in a reasonable time frame

     o    Generates additional revenue growth opportunities

     o Integrates into existing channels and significantly expands channel and partnership opportunities

     o Strengthens current McDATA software product suite and long-term margin growth potential

     o Extends McDATA's leadership in storage network management and open, multi-vendor environments

     o    Accelerates time-to-market with complete fabric management solutions

The addition of SANavigator's software products to McDATA's storage networking solutions addresses the needs of the storage network management market and simplifies the design, installation, management and growth of open storage networks. In addition it supports and builds upon McDATA's current software platforms - Enterprise Operating System (E/OSa) and Enterprise Fabric Connectivity Manager (EFCM), both of which provide solid building blocks for powerful software that supports the deployment and management of open storage networks.

When the acquisition closes, Robert Wright, the current president and COO of SANavigator, will be vice president and general manager of SANavigator, Inc., a wholly owned subsidiary of McDATA Corporation. SANavigator, Inc. will continue to be based in San Jose, Calif., and its existing product-SANavigator(TM)software-will be available to customers worldwide through SANavigator, Inc. and McDATA. "McDATA's strong market presence and leadership in the storage networking industry provides broad and deep distribution channels for the SANavigator product," said SANavigator president and COO Robert Wright. "We believe that McDATA's extensive reach in the open storage networking market and its strong commitment to interoperability will enable new and existing customers to benefit from SANavigator's software management applications."

ANTICIPATED FINANCIAL TERMS AND CONDITIONS

     o The asset acquisition includes the SANavigator(TM)Software, intellectual property, an experienced management team and a cohesive storage networking software development organization.

     o The asset acquisition is expected to be accretive to McDATA's earnings in the first quarter of 2003, excluding non-cash amortization charges. The acquisition is expected to dilute the company's earnings by $0.02 per share in the fourth quarter of 2001 and $0.05 - $0.06 per share in full year 2002, excluding non-cash amortization charges. In addition, in accordance with the new

          FAS 141 and 142 rules pertaining to business combinations and the treatment of goodwill and other intangible assets, the company anticipates a dilutive, non-cash impact to reported earnings due to the amortization of certain intangible assets.

     o One-time costs associated with the asset acquisition are expected to be $2.5 - $3.0 million, the majority of which are expected to be incurred in September of 2001.

     o Closing of the transaction is expected by the end of September and is subject to certain customary closing conditions.

McDATA customers and partners benefit from the acquisition through their ability to utilize SANavigator software to optimize their open storage networks and improve end-to-end management of their infrastructure in a heterogeneous, multi-vendor storage environment. One of the key features found in SANavigator is the ability to view the entire network from a single interface. Additional benefits include greater management functionality, increased visibility, enhanced capacity planning, performance management and asset management capabilities.

McDATA has been in the storage network software market since 1998 and introduced its Enterprise Solutions Architecture mission in July 2001. McDATA's Enterprise Solutions Architecture is the framework for McDATA's Enterprise Operating System (E/OS(TM)) firmware, which supports fabric operation and enables delivery of advanced services, and its Enterprise Fabric Connectivity Manager (EFCM), which consolidates the management of multiple devices on the McDATA fabric to a single console, providing management capabilities for the storage network.

Gartner-Dataquest estimates the storage management software market will reach $13.4 billion in 2004. McDATA estimates the storage network management software market could exceed $1 billion by 2004. For more information on SANavigator contact SANavigator sales at 408-325-5974 or McDATA at 1-800-545-5773.

WEBCAST TO DISCUSS ACQUISITION

McDATA will host a webcast on Wednesday, September 5 to discuss the acquisition.

     WHEN: Wednesday, September 5

     INTENDED AUDIENCE: Investors

          TIME: 10:30 a.m. EDT
          CALL NUMBER: 800-406-5356
          REPLAY: 888-203-1112/code: 683921

     INTENDED AUDIENCE: Industry Analysts and Media

          TIME: 11:35 a.m. EDT
          CALL NUMBER: 800-946-0720
          REPLAY: 888-203-1112/code: 575033

     URL (FOR BOTH CALLS): http://www.shareholder.com/mcdata/medialist.cfm

ABOUT MCDATA (www.mcdata.com)

McDATA (Nasdaq: MCDTA/MCDT) is a global leader in open storage networking solutions and provides highly available, scalable and centrally managed storage area networks (SANs) that address enterprise-wide storage problems. McDATA's core-to-edge enterprise SAN solutions improve the reliability and availability of data to simplify SAN management and reduce the total cost of ownership. McDATA extensively pre-tests its solutions to provide IT organizations with the comprehensive tools, methodologies and support essential to robust SAN implementation. McDATA distributes its products through its OEMs, network of resellers and Elite Solution Partners. McDATA and the McDATA logo are registered trademarks of McDATA Corporation.

FORWARD-LOOKING STATEMENTS

This press release contains statements about expected future events that are forward-looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ and vary materially from expectations include, but are not limited to, our ability to quickly integrate SANavigator and ramp sales, our relationship with EMC Corporation and IBM and the level of their orders, the economic slowdown experienced in 2001 that may continue and delay purchasing decisions by customers, additional manufacturing costs and production constraints that we may continue to experience as we continue the transition to new products, our ability to secure additional chassis supply sources for our mid- and low-end products and the financial strength of our current chassis supplier for such products, the transition to the contract manufacturer of our Director products as contract manufacturer for our mid- to low-end products, significant growth in sales of our products through system integrator sales channels, a loss of any of our key customers, distributors, resellers or our manufacturer, our ability to expand our product offerings and any transition to new products, component quality and availability, the development of the storage area network and switch markets, any change in business conditions, changes in our sales strategy and product development plans, competition in the storage area network and switch markets, competitive pricing pressures, continued market acceptance of our products, name recognition of our products, delays in the development of new technology, changes in customer buying patterns issues, one-time events and other important factors disclosed previously and from time to time in our filings at the U.S. Securities and Exchange Commission. These cautionary statements by us should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by us. We cannot always predict or determine after the fact what factors would cause actual results to differ materially from those indicated by the forward-looking statements or other statements. In addition, readers are urged to consider statements that include the terms "believes", "belief", "expects", "plans", "objectives", "estimates", "anticipates", "intends", "targets", or the like to be uncertain and forward-looking. All cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise